Share Repurchase Program	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
Share Repurchase Program
14. Share Repurchase Program
The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the common shareholders’ equity. Cancellation of treasury stock is recorded as a reduction of ordinary shares, additional paid-in-capital
and retained earnings, as applicable. An excess of purchase price over par value is allocated to additional paid-in-capital
first with any remaining excess charged entirely to retained earnings. The Company may from time to time utilize treasury stock upon exercise of options and vesting of RSUs. The cost of treasury stock reissued is determined using the weighted average method and recorded as a reduction of additional paid-in-capital.
In November 2022, the Company announced that its board of directors had approved a share purchase program of up to US$20.0 million of its Class A ordinary shares (including in the form of ADSs) during a period of up to 36 months beginning on November 23, 2022. In August 2023, the Company announced that its board of directors had approved an amendment to such program to increase the total authorized repurchase amount to US$40.0 million. Under the terms of this program, the Company may purchase its issued and outstanding ADSs in open-market transactions on the New York Stock Exchange. As of December 31, 2024, approximately 7.5 million ADSs had been purchased under this program for a total cost of US$33.8 million.
During the years ended December 31, 2023 and 2024, the treasury stock reissued in connection with the exercise of options and the vesting of RSUs were 128,205 and 783,937, respectively.